                        (R)
   The First Australia
   Fund, Inc.
-------------------------------------------------------------------
   Semi-Annual Report
   April 30, 1998

                      Highlights
      -------------------------------------------
      - Third quarterly distribution of US22.0 cents per share under new managed distribution policy equates to annualized cash distribution yield of 14.1%.

      - High quality portfolio with 81% invested in the top 100 of the Australian Stock Exchange.

      - Shareholders attending the AGM approved amendments including: removal of diversification restrictions.

      - Australian dollar decline causes drop in NAV despite pickup in portfolio performance.

                             LETTER TO SHAREHOLDERS
                                                                   June 12, 1998
Dear Shareholder,
   We are pleased to present the semi-annual report for The First Australia Fund, Inc. for the six months ended April 30, 1998, prepared by the Investment Manager, EquitiLink International Management Limited.
Annual General Meeting
   At the Annual General Meeting held on May 14, 1998, shareholders voted to change the Fund's sub-classification under the Investment Company Act of 1940 and to eliminate investment restrictions regarding diversification. The Fund's policy on concentration was also amended. The Fund will now be able to pursue a more flexible investment strategy, reflecting the changes that have occurred in the Australian stock market over the last few years. The proposal to amend The Fund's articles of incorporation to add supermajority 75% voting requirements was withdrawn by the Board prior to the meeting.
Investment Markets
   The Australian All Ordinaries Accumulation Index returned 14.1% over the six months and 15.3% over the year to April 30, 1998 in Australian dollar terms. Industrial shares outperformed resource shares over both the six-month and one-year periods. Over the last quarter, resource shares outperformed industrial shares as a result of a strong gold sector. Since the end of April, the Australian stock market has fallen 6.5%.
   The Australian dollar fell by 7.1% against the U.S. dollar over the six months to April 30, 1998 and by 16.5% over the year. This weakness resulted from the flow-on effect of financial instability in Asia, together with weakness in international commodity prices. Since the end of April, the Australia dollar has fallen another 9.5% against the U.S. dollar to be US$0.59 at the date of this report.
   In U.S. dollar terms, the Australian All Ordinaries Accumulation Index returned 6.25% over the six months and 11.00% over the year to April 30, 1998. Performance
   In Australian dollar terms, the Fund performed in line with the Australian market. However, the depreciation of the Australian dollar has detracted from returns when translated into U.S. dollars.
   The Fund's Net Asset Value (NAV) return in U.S. dollar terms was 5.8% for the six months, assuming reinvestment of distributions. The Fund's share price return was 10.5% for the six months, assuming reinvestment of distributions. Distribution Policy
   As from December 1997, the Fund commenced making quarterly distributions. The Fund's Board of Directors set the distribution rate at the commencement of each year, which will be a percentage of the rolling average of the Fund's prior four end-of-quarter NAVs. The rate for 1998 has been set at 9%. The distributions will be made initially from net investment income, then from net realized gains and, to any extent necessary, paid-in capital.
   Pursuant to this managed distribution policy, the Board of Directors declared a further quarterly distribution of US22.0 cents per share payable in July 1998. This distribution, together with the earlier quarterly distributions of
                                       1

US23.3 cents per share paid in January and US22.8 cents per share paid in April, equates to an annualized cash distribution yield of 14.1%, based on the share price of US$6.4375 as of the date of this report.
Dividend Reinvestment and Cash Purchase Plan
   We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), which allows you to automatically reinvest your distributions in additional shares of the Fund. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange on or about the 15th of each month.
   As a Participant in the Plan, you will also have the convenience of:
   Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
   Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates;
   Convenience--the Plan Agent will hold your shares in noncertificated form and will provide a detailed record of your holdings at the end of each distribution period.
   For information on the Fund or the Dividend Reinvestment and Cash Purchase Plan, please telephone investor relations at Dewe Rogerson, toll free on 1-800-323-9995.

Yours sincerely,

Laurence S. Freedman                                     Brian M. Sherman
Chairman                                                 President

                        REPORT BY THE INVESTMENT MANAGER
NAV Performance
   The Fund's NAV return in U.S. dollar terms was 5.8% for the six months and -6.3% for the year to April 30, 1998, assuming reinvestment of distributions. The depreciation of the Australian dollar detracted from returns when translated into U.S. dollars.
Currency
   The Australian dollar fell by 7.1% versus the U.S. dollar over the six months, and by 16.5% for the 12-month period to April 30, 1998.
Share Price Performance
   The Fund's share price return was 10.5% for the six-month and -2.3% for the 12-month periods to April 30, 1998, assuming reinvestment of distributions. The Fund's stock closed at US$7.75 per share on April 30, 1998.
                                       2

Investment Strategy
   The Fund has moved to an approximately neutral weighting in both the industrial and resource sectors. The Fund Manager has taken this neutral weighting because there continues to be concern about the effect a slowdown in the Asian region will have on Australian economic growth.
Quality of the Portfolio
   The Fund has over 80% of its holdings by value in the top 100 companies of the Australian Stock Exchange. During the year the Manager restructured the Fund's portfolio to reduce exposure to smaller companies and resources and to increase exposure to medium and large-sized industrial companies.
Distribution Policy
   Commencing from January 1998, the Fund changed its distribution policy to quarterly distributions at an annual rate being a percentage of the rolling average of the prior four quarter-end NAVs. The rate for 1998 was set at 9% by the Board of Directors. The distributions will be made initially from net investment income, then from net realized gains and, to any extent necessary, paid-in capital.
   On June 12, 1998, the Board declared a further quarterly distribution of US22.0 cents per share payable in July 1998. This distribution, together with the earlier quarterly distributions of US23.3 cents per share paid in January and US22.8 cents per share paid in April, equates to an annualized cash distribution yield of 14.1%, based on the share price of US$6.4375 as of the date of this report.
   Investors may choose to reinvest their distribution under a favorable Dividend Reinvestment Plan (see page 2).
Portfolio Composition
   The following chart summarizes the composition of the Fund's portfolio, expressed as a percentage of net assets. At April 30, 1998, the Fund held 76% of its net assets in industrial stocks, 19% in resource stocks, and the balance in cash.

(CHART)

Selected Equity Holdings
   The following notes highlight the Fund's top ten holdings at April 30, 1998.
National Australia Bank Limited (NAB)                  9.0% of total investments
   Australia's largest full service banking group, with significant operations in Australia, New Zealand, the UK and US. NAB has grown its international retail banking presence through acquisitions while maintaining market leadership in
                                       3

Australia. The recent interim result showed strong growth in banking fees and commissions, as well as continuing emphasis on expense reduction.
Telstra Corporation Limited                            6.2% of total investments
   Australia's dominant telecommunications carrier continues to maintain an excellent position in a rapidly growing market. The deregulation of the Australian telecommunications market on July 1, 1997 has increased competition and may lead to some erosion of Telstra's market share in the future. However, the benefits to shareholders include the opportunity to eliminate inefficient work practices and high costs created under government ownership.
Australia & New Zealand Banking Group Limited (ANZ)    4.1% of total investments
   Australia's fourth largest banking group, offering retail and wholesale banking services to Australia, New Zealand and Asia. Recent management changes have focused on cost control. Domestic asset quality and interest margins are trending favorably.
WMC Limited (WMC)                                      4.1% of total investments
   WMC is the third largest nickel concentrate producer in the world, has a 40% interest in the largest Australian alumina producer and is the second largest Australian gold producer. Expansion of its Olympic Dam copper/uranium mine should place its production costs in the bottom quartile of world copper producers. Its new phosphate mine is also expected to be a world-class operation, supplying fertilizer across Asia.
Westpac Banking Corporation Limited (WBC)              4.0% of total investments
   The second largest banking group in Australia, offering retail and wholesale banking services to Australia, New Zealand and Asia. Management remains focused on optimizing the returns from its domestic banking franchises. The share buyback of an additional 60 million shares after the interim result should help drive earnings per share growth.
Orica Limited                                          3.8% of total investments
   Orica is a major domestic chemical company with markets in chemicals, paints and explosives. Recent changes to the plastics division should improve returns from this segment of the business. The company will continue to benefit from capable management and the deregulation of gas and electricity markets, although expected falls in commodity prices may impact near-term profitability.
Rio Tinto Limited                                      3.5% of total investments
   Rio Tinto is a large diversified mining company formed by the merger and dual listing of RTZ and CRA in 1996. It has interests in iron ore, copper, coal, gold, aluminum and industrial minerals located around the world in over 50 mining operations. Management's strategy is to focus on large scale, long life, low cost, and highly efficient open-pit operations.
Pioneer International Limited                          3.2% of total investments
   A specialty concrete, aggregate and cement producer with operations in Europe, the U.S. and Australia. The group has some noncore building material assets in Australia, which it is looking to divest in order to improve its focus. Pioneer has excellent management and is currently undertaking a share buyback in order to maintain an optimum level of gearing.
                                       4

News Corporation Limited                               3.2% of total investments
   News Corporation is a global, vertically integrated entertainment and media company. News produces film and television entertainment media through the Fox brand name. It has also entered into joint venture arrangements with other media/telecommunications companies in order to reduce its financial risk and expand its global market presence.
CSR Limited (CSR)                                      3.0% of total investments
   A large diversified building materials supplier, CSR has building material operations in Australia, Asia and the U.S., as well as high-quality aluminum and sugar operations in Australia. The group has substantial growth potential, and stronger management should enable the group to deliver some of this value to shareholders.

                      REVIEW AND OUTLOOK FOR THE AUSTRALIAN
                                FINANCIAL MARKETS
Economy
   Australian economic growth has slowed since mid-1997, reflecting the impact of the Asian crisis on export growth. Domestic demand remained firm, supported by private consumption and a housing sector recovery. Inflation remained low, at a 1.5% annual rate in the March quarter. The Manager expects the Asian crisis to continue to dampen growth through 1998. Higher import prices are expected to lead to inflation drifting back over 2%. The Manager also expects Australia's current account deficit to continue to be a negative influence throughout 1998. On the positive side, the Australian government recently announced a budget surplus which should reduce pressure on interest rates.
Sharemarket
   The Australian stock market performed well over the six-months to April 30, 1998. Industrial stocks continued to outperform resources with the latter adversely affected by the impact of weaker commodity prices and concerns about lower demand resulting from the Asian crisis. The All Ordinaries Accumulation Index rose by 14.1% over the six months while the All Industrials Accumulation Index rose by 16.4% and the All Resources Accumulation Index edged up by only 6.7%. Since the end of April, the Australian stock market has fallen 6.5%.
   The Telecommunications sector was boosted by the privatization and listing of Telstra Corporation Limited, the government telecommunications company, in November 1997.
   During the period, earnings expectations were generally revised down. This not only reflected concern about commodity prices but also an indication of some slowing in domestic demand.
Currency
   The Australian dollar depreciated by 5 cents against the U.S. dollar over the six month period to US65 cents at April 30, 1998. The currency weakness reflected continuing concerns about weaker commodity prices and a higher current account deficit. Since the end of April, the Australian dollar has fallen by 9.5% to US59 cents against the U.S. dollar. Looking ahead, the dollar will remain vulnerable to adverse events in the Asian region. However, once the region stabilizes, an improvement in commodity prices is likely. This should result in renewed strength for the currency.
                                     EquitiLink International Management Limited

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Portfolio of Investments
April 30, 1998
(Unaudited)

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
               LONG-TERM INVESTMENTS--92.2%
               Common Stocks And Preferred Stocks and
                 Equivalents--89.5%
               Diversified Industries--26.1%
  2,500,000    Adelaide Brighton Limited...  $  1,909,294
    400,000    Australian Gas and Light
                 Company...................     2,979,673
  1,500,000    CSR Limited.................     4,797,713
    609,000    Faulding (F.H.) & Company
                 Limited...................     2,938,503
  2,200,000    Fosters Brewing Group
                 Limited...................     4,796,407
  1,000,000    Goodman Fielder Limited.....     1,553,545
    830,000    Orica Limited...............     6,116,725
  1,880,000    Lang Corporation Limited....     2,086,189
    900,000    Leighton Holdings Limited...     3,436,729
    150,000    Lend Lease Corporation
                 Limited...................     3,446,520
  4,500,000    MacMahon Holdings Limited...     1,498,061
  1,810,000    Pioneer International
                 Limited...................     5,174,872
    403,000    Polartechnics Limited*......       854,939
  1,596,854    Voicenet Australia
                 Limited...................       333,551
                                             ------------
                                               41,922,721
                                             ------------
               Resources And Mining--18.3%
    393,000    Acacia Resources Limited....       618,239
    240,000    Capital Aluminum Limited....       510,712
    400,000    Broken Hill Proprietary
                 Company Limited...........     3,916,500
    727,323    Comalco Limited.............     3,171,872
    100,000    Fletcher Challenge
                 Limited*..................       345,957
  2,000,000    Lihir Gold Limited..........     3,485,685
  1,400,000Pound Macquarie Bank Limited
                 BHP call warrants expiring
                 Sept. '98 @ A$1.25*.......        91,385
  1,015,000    Newcrest Mining Limited.....     1,855,116
    579,000    North Limited...............     1,696,961
    932,143    Pasminco Limited............       985,699
    400,000    Rio Tinto Limited...........     5,551,509
  1,838,400    WMC Limited.................     6,552,086
     95,200    Woodside Petroleum
                 Limited...................       623,282
                                             ------------
                                               29,405,003
                                             ------------
---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
               Services--45.1%
    388,995    Adelaide Bank Limited.......  $  1,371,149
    950,000    Australia & New Zealand
                 Banking Group Limited.....     6,637,065
  3,500,000    Australian Growth
                 Properties................     1,941,931
    202,000    Brambles Industries
                 Limited...................     4,167,953
    380,000    Commonwealth Bank of
                 Australia.................     4,566,509
     37,279    Foodland Associates
                 Limited...................       270,106
    329,500    Formida Holdings Limited....     1,000,127
  4,000,000    FXF Trust...................       522,200
    732,250    HIH Winterthur International
                 Holdings..................     1,519,964
    900,000    Jupiters Limited............     1,574,433
  1,007,678    National Australia Bank
                 Limited...................    14,339,208
    912,595    News Corporation Limited
                 Voting Preferred Stock....     5,146,817
  1,500,000    Pacific Magazines & Printing
                 Limited...................     2,673,011
    594,504    QBE Insurance Group
                 Limited...................     2,731,960
  1,300,000    Reinsurance Australia
                 Corporation...............     3,631,901
  4,200,000    Telstra Corporation
                 Limited...................     9,869,581
  2,258,332    Village Roadshow Limited
                 Voting Preferred Stock....     3,950,659
    950,000    Westpac Banking Corporation
                 Limited...................     6,387,159
                                             ------------
                                               72,301,733
                                             ------------
               Total common stocks and
                 preferred stock and
                 equivalents
                 (cost US$146,951,523).....   143,629,457
                                             ------------
               Bonds--2.7%
  1,513,761    State of Queensland
                 Exchanging NoteD
                 8.00%, 11/1/99
                 (cost US$3,943,265).......     4,268,625
                                             ------------
               Total long-term investments
                 (cost US$150,894,788).....   147,898,082
                                             ------------
 Principal
  Amount
   (000)       SHORT-TERM INVESTMENTS--7.6%
-----------
               Demand Deposits--5.0%
A$    1,148    State Street Bank & Trust
                 Company, Demand Deposit,
                 4.55%.....................       749,061
     11,162    Banque National de Paris,
                 Demand Deposit, 4.60%.....     7,285,715
                                             ------------
               Total demand deposits
                 (cost US$8,044,524).......     8,034,776
                                             ------------

                                          See Notes to Financial Statements.

---------------------------------------------------------
 Principal
  Amount                                        Value
   (000)               Description              (US$)
---------------------------------------------------------
               Repurchase Agreement--2.6%
US$   4,206    Repurchase Agreement, State
                 Street Bank & Trust
                 Company 5.35%, dated
                 4/30/98, due 5/1/98 in the
                 amount of $4,206,625 (cost
                 $4,206,000);
                 collateralized by
                 $3,090,000 U.S. Treasury
                 bill, due 5/15/18; value
                 including
                 accrued
                 interest--US$4,294,037)...  $  4,206,000
                                             ------------
               Total short-term investments
                 (cost US$12,250,524)......    12,240,776
                                             ------------
               Total Investments--99.8%
                 (cost US$163,145,312; Note
                 3)........................   160,138,858
               Other assets in excess of
                 liabilities--0.2%.........       318,649
                                             ------------
               Net Assets--100%............  $160,457,507
                                             ------------
                                             ------------

------------------
Pound Expressed in number of shares into which position
      can be exercised or converted.
   *  Non-income producing security.
   D Notes are exchangeable into 100 million shares in Suncorp-Metway Limited on November 1, 1999.

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Assets and Liabilities
April 30, 1998
(Unaudited)
----------------------------------------------------------
Assets
Investments, at value (cost
  $163,145,312)........................   $160,138,858
Foreign currency, at value (cost
  $1,235)..............................          1,234
Receivable for investments sold........      1,007,740
Dividends and interest receivable......         28,823
Other assets...........................         23,029
                                          ------------
    Total assets.......................    161,199,684
                                          ------------
Liabilities
Bank overdraft.........................        111,500
Accrued expenses and other
  liabilities..........................        511,408
Investment management fee payable......        111,443
Administration fee payable.............          6,312
Withholding taxes payable..............          1,514
                                          ------------
    Total liabilities..................        742,177
                                          ------------
Net Assets                                $160,457,507
                                          ------------
                                          ------------
Net assets were comprised of:
  Common stock, $.01 par value.........   $    171,900
  Paid-in capital in excess of par.....    152,925,340
                                          ------------
                                           153,097,240
  Undistributed net investment
  income...............................      1,700,007
  Accumulated net realized gains on
  investments..........................     10,200,278
  Net unrealized appreciation on
  investments..........................      8,375,541
  Accumulated net realized and
    unrealized foreign exchange
    losses.............................    (12,915,559)
                                          ------------
  Net assets...........................   $160,457,507
                                          ------------
                                          ------------
Net asset value per share:
  ($160,457,507 / 17,189,998 shares of
  common stock issued and
  outstanding).........................          $9.33
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to Financial Statements.

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Operations
Six months ended April 30, 1998
(Unaudited)
----------------------------------------------------------
Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $81,434)...................   $  2,828,046
  Interest..............................        554,467
  Income from securities loaned, net....            980
                                           ------------
    Total income........................      3,383,493
                                           ------------
Expenses
  Investment management fee.............        706,372
  Shareholder relations and
  communications........................        122,000
  Custodian's fees and expenses.........        115,000
  Directors' fees and expenses..........         71,000
  Independent accountant's fees and
  expenses..............................         56,000
  Administration fee....................         39,800
  Legal fees and expenses...............         35,000
  Transfer agent's fees and expenses....         19,000
  Insurance expense.....................          7,000
  Miscellaneous.........................         12,640
                                           ------------
  Total operating expenses..............      1,183,812
                                           ------------
Net investment income before excise
  tax...................................      2,199,681
Excise taxes............................       (136,935)
                                           ------------
Net investment income...................      2,062,746
                                           ------------
Realized and Unrealized Gains
(Losses) on Investments and Foreign
Currencies
Net realized gains on investment
  transactions..........................     11,614,835
Net change in unrealized appreciation on
  investments...........................      5,765,040
                                           ------------
Net gain on investments.................     17,379,875
                                           ------------
Net increase in net assets resulting
  from operations before net foreign
  exchange gains........................     19,442,621
Net realized and unrealized foreign
  exchange losses.......................    (11,502,227)
                                           ------------
Net Increase In Net Assets
Resulting From Operations...............   $  7,940,394
                                           ------------
                                           ------------

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Changes
in Net Assets
(Unaudited)
----------------------------------------------------------
                              Six Months
                                Ended         Year Ended
Increase (Decrease)           April 30,      October 31,
in Net Assets                    1998            1997
                             ------------    ------------
Operations
  Net investment income...   $  2,062,746    $  3,072,308
  Net realized gain on
    investments and
    written options
    transactions..........     11,614,835       5,661,884
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and
    written options.......      5,765,040     (10,191,780)
                             ------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations before net
    foreign exchange
    losses................     19,442,621      (1,457,588)
  Net realized and
    unrealized foreign
    exchange losses.......    (11,502,227)    (20,136,258)
                             ------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations............      7,940,394     (21,593,846)
Dividends to shareholders
  from net investment
  income..................     (1,757,106)     (2,899,881)
Distributions to
  shareholders from net
  realized capital gains..     (6,136,923)     (3,117,737)
Net asset value of shares
  issued to shareholders
  in connection with
  distribution paid in
  stock...................        988,654       1,277,849
                             ------------    ------------
Total increase
  (decrease)..............      1,035,019     (26,333,615)
Net Assets
Beginning of period.......    159,422,488     185,756,103
                             ------------    ------------
End of period.............   $160,457,507    $159,422,488
                             ------------    ------------
                             ------------    ------------

See Notes to Financial Statements.        See Notes to Financial Statements.

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------
   The First Australia Fund, Inc. (the 'Fund') was incorporated in Maryland on September 30, 1985 as a closed-end, nondiversified management investment company. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on Australian stock exchanges. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the Fund's total assets will be invested in equity securities listed on Australian stock exchanges and that current income will be derived primarily from dividends and interest on Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian subcustodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting            The following is a summary of
Policies                      significant accounting policies
                              followed by the Fund in the preparation of its
financial statements.
Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.
Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: Australian dollar ('A$') amounts are translated into United States dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting period;
      (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.
   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at April 30, 1998. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.
   Net realized and unrealized foreign exchange losses of $11,502,227 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at April 30, 1998 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
   The exchange rate at April 30, 1998 was US$.6528 to A$1.00 for the Australian dollar and US$.5561 to NZ$1.00 for the New Zealand dollar.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
   The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Dividends and Distributions: It is the Fund's current policy to pay regular quarterly distributions at an annual rate, which is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The distributions will be made from net investment income, net realized capital gains and, to any extent necessary, paid-in capital. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies.
Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.
No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.
Securities Lending: The Fund may lend its securities to approved borrowers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the six months ended April 30, 1998, the Fund increased undistributed net investment income by $307,650, decreased accumulated net realized gains on investments by $574,122, increased accumulated realized and unrealized foreign exchange gains by $403,407 and decreased paid-in capital in excess of par by $136,935. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has agreements
                              with EquitiLink International Management Limited
(the 'Investment Manager'), EquitiLink Australia Limited (the 'Investment Adviser'), and Prudential Investments Fund Management, LLC (the 'Administrator'). The Investment Manager and the Investment Adviser are affiliated companies.
   The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.
   The Investment Manager pays fees to the Investment Adviser for their services rendered. The Investment Manager informed the Fund that it paid $175,552 to the Investment Adviser during the six months ended April 30, 1998.
   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million. The administration agreement provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the six months ended
April 30, 1998 aggregated $171,607,547 and $157,318,000, respectively.
   The United States federal income tax basis of the Fund's investments at April 30, 1998 was $151,774,620 and accordingly, net unrealized depreciation for United States federal income tax purposes was $8,073,326 (gross unrealized appreciation--$13,231,459; gross unrealized depreciation--$5,158,133).

Note 4. Capital               There are 20 million shares of
                              $.01 par value common stock authorized. Of the
17,189,998 shares issued and outstanding at April 30, 1998, the Investment Manager owned 42,666 shares. During the six months ended April 30, 1998 and year ended October 31, 1997 the Fund issued 130,732 and 144,988 shares, respectively, in connection with cash dividends paid in stock and as a result of the reinvestment of dividends paid to shareholders enrolled in the dividend reinvestment plan.

Note 5. Dividend              On June 12, 1998 the Board
and Distribution              of Directors of the Fund
                              declared a dividend of US$.13 per share from net
investment income and a distribution of US$.09 per share from realized short-term capital gains payable on July 10, 1998 to shareholders of record on June 30, 1998.
                                       11

--------------------------------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                                Six Months
                                                   Ended                          Years Ended October 31,
                                                 April 30,      ------------------------------------------------------------
                                                   1998           1997         1996         1995         1994         1993
                                                -----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........     $     9.35     $  10.98     $  10.04     $  11.76     $  11.37     $   8.46
                                                -----------     --------     --------     --------     --------     --------
Net investment income.......................            .12          .18          .20          .22          .14          .15
Net realized and unrealized gain (loss) on
  investments
  and foreign currencies....................            .34        (1.45)        1.25         (.71)        1.84         4.09
                                                -----------     --------     --------     --------     --------     --------
  Total from investment operations..........            .46        (1.27)        1.45         (.49)        1.98         4.24
                                                -----------     --------     --------     --------     --------     --------
Dividends from net investment income........           (.10)        (.17)        (.23)        (.22)        (.10)        (.16)
Distributions from net capital and currency
  gains.....................................           (.36)        (.18)        (.26)        (.94)        (.11)          --
                                                -----------     --------     --------     --------     --------     --------
  Total dividends and distributions.........           (.46)        (.35)        (.49)       (1.16)        (.21)        (.16)
                                                -----------     --------     --------     --------     --------     --------
Capital reduction with respect to issuance
  of Fund shares............................           (.02)        (.01)        (.02)        (.07)       (1.38)       (1.17)
                                                -----------     --------     --------     --------     --------     --------
Net asset value, end of period..............     $     9.33     $   9.35     $  10.98     $  10.04     $  11.76     $  11.37
                                                -----------     --------     --------     --------     --------     --------
                                                -----------     --------     --------     --------     --------     --------
Market price per share, end of period.......     $     7.75     $   7.44     $  9.125     $   8.19     $  10.13     $  10.38
                                                -----------     --------     --------     --------     --------     --------
                                                -----------     --------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN BASED ONPound:
Market value................................          10.45%      (15.17)%      17.76%       (7.84)%      (0.56)%      36.39%
Net asset value.............................           5.82%      (11.37)%      15.55%       (2.70)%       5.39%       36.93%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.....           1.64%*       1.39%        1.41%        1.50%        1.45%        1.87%
Ratio of net investment income to average
  net assets................................           2.60%*       1.68%        1.86%        2.24%        1.42%        1.50%
Portfolio turnover rate.....................            109%         270%         133%          45%          46%         108%
Net assets, end of period (000 omitted).....     $  160,458     $159,422     $185,756     $168,111     $186,852     $111,230
Average net assets (000 omitted)............     $  160,098     $182,588     $178,756     $162,228     $149,801     $ 67,341
Average commission rate per share...........     $   0.0082     $ 0.0086     $ 0.0074          N/A          N/A          N/A

---------------
     * Annualized.
 Pound Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated.
       This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.

See Notes to Financial Statements.

                         Supplemental Proxy Information

   The Annual Meeting of Shareholders of The First Australia Fund, Inc. (the 'Fund') was held on Thursday, May 14, 1998 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect the following four Directors to serve as Class I Directors for a three-year term expiring in 2001:
         - Anthony E. Aaronson
         - Roger C. Maddock
         - Neville J. Miles
         - John T. Sheehy

         Directors whose term of office continued beyond this meeting are as follows: Sir Roden Cutler, David Lindsay Elsum, Rt. Hon. Malcolm Fraser, Laurence
         S. Freedman, Michael R. Horsburgh, Harry A. Jacobs, Jr., Howard A. Knight, Richard H. McCoy, William J. Potter and Brian M. Sherman;

(2) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1998;

(3) To approve a change to the Fund's sub-classification and elimination of the Fund's investment restriction regarding diversification.
(4)      To amend the Fund's policy on concentration.

The results of the proxy solicitation on the above matters were as follows:

               Director/Auditor            Votes for       Votes against      Votes withheld      Abstentions
         -----------------------------    ------------    ---------------    ----------------    -------------
(1)      Anthony E. Aaronson                10,538,814          --                  2,753,752         --
         Roger C. Maddock                   10,553,971          --                  2,738,594         --
         Neville J. Miles                   10,550,746          --                  2,741,819         --
         John T. Sheehy                     10,540,557          --                  2,752,008         --
(2)      Price Waterhouse LLP               11,511,748          1,525,713           --                 255,105
(3)      Eliminating investment
         restriction                         6,278,603          2,686,864           --                 297,804
(4)      Concentration                       6,713,783          2,204,818           --                 344,670

   Shareholder proxies were also solicited on a proposal to amend the Fund's charter to add a 75% supermajority vote requirement for certain shareholder proposals. Because shareholder response was closely divided, the Chairman determined that the proposal should be withdrawn.

Directors
Anthony E. Aaronson
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman, Chairman
Michael R. Horsburgh
Harry A. Jacobs, Jr.
Howard A. Knight
Roger C. Maddock
Richard H. McCoy
Neville J. Miles
William J. Potter
John T. Sheehy
Brian M. Sherman
Officers
Brian M. Sherman, President
Laurence S. Freedman, Vice President
Ouma Sananikone-Fletcher, Assistant Vice President
  and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Barry G. Sechos, Assistant Treasurer
Kenneth T. Kozlowski, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

The accompanying financial statements as of April 30, 1998 were not audited and accordingly, no opinion is expressed on them.

This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

-------------------------------------------------------------------
            Investment Manager
            EquitiLink International Management Limited
            Union House, Union Street
            St. Helier, Jersey, Channel Islands

            Investment Adviser
            EquitiLink Australia Limited
            190 George Street
            Sydney, NSW 2000, Australia

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            Price Waterhouse LLP
            1177 Avenue of the Americas
            New York, New York 10036

            Legal Counsel
            Dechert Price & Rhoads
            1500 K Street N.W.
            Washington, D.C. 20005
            Stikeman, Elliott
            Level 32, Chifley Tower
            2 Chifley Square
            Sydney, NSW 2000, Australia

                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                 for information call toll-free (800) 362-3277
                             collect (973) 367-7403
                  or for information regarding net asset value
                                 (800) 451-6788

        Shares of The First Australia Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol 'IAF'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

        For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                 1-800-323-9995
      318652104